Exhibit 10.4

                              CARVER BANCORP, INC.

                          EMPLOYEE STOCK OWNERSHIP PLAN

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                              CARVER BANCORP, INC.

                          EMPLOYEE STOCK OWNERSHIP PLAN










                          Incorporating Amendment No. 1
                         Incorporating Second Amendment
                          Incorporating Amendment No. 2
                         Incorporating Amendment No. 2A
                          Incorporating Amendment No. 3
                          Incorporating Amendment No. 4

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                           CARVER FEDERAL SAVINGS BANK

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                TABLE OF CONTENTS

Exhibit A   Carver Bancorp, Inc. Employee Stock Ownership Plan

Exhibit B   Amendments to the Carver Bancorp, Inc. Employee Stock Ownership Plan

Exhibit C   Trust Agreement between Carver Bancorp, Inc. and Marine Midland Bank for the Carver Bancorp, Inc. Employee Stock Ownership Plan dated
            June 1, 1997.

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                              CARVER BANCORP, INC.

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                   ----------

                  UNDER SECTIONS 401 (a) AND 4975(e)(7) OF THE
                    INTERNAL REVENUE CODE OF 1986, AS AMENDED

                         EFFECTIVE DATE: JANUARY 1, 1994

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                                     Part I
                                Table of Contents

Section                                                                     Page
-------                                                                     ----

Definitions ...............................................................    1

Eligibility ...............................................................   10

Employer Contributions ....................................................   12

Participants Contributions ................................................   14

Allocation of Contributions ...............................................   14

Allocation to Participant's Accounts ......................................   19

Retirement and Distribution of Benefits ...................................   22

In Event of Disability ....................................................   26

In the Event of Death .....................................................   27

In the Event of Termination of Employment or Change in Status .............   28

Top-Heavy Definitions and Rules ...........................................   31

Administration of the Plan ................................................   38

Management and Investment of Trust Assets .................................   40

Obligations of the Employer ...............................................   43

Miscellaneous .............................................................   43

Amendments ................................................................   45

Suspension, Discontinuance and Plan Termination ...........................   46

Inclusion of Other Companies ..............................................   47

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                                    SECTION 1

                                   Definitions

The following words and phrases used herein have the following meanings, unless a different meaning is plainly required by the context:

         The masculine pronoun wherever used shall include the feminine pronoun and the singular shall include the plural.

1.1 "Account" means the record of the Participant's interest in the Trust Fund, maintained by the Committee pursuant to Section 5.

1.2 "Acquisition Loan" means an Exempt Loan (or other extension of credit) used by the Trust to finance the acquisition of Qualifying Employer Securities which loan may constitute an extension of credit to the Trust from a party in interest.

1.3 "Adjustment Factor" means the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1988, as applied to such items and in such manner as the Secretary shall provide.

1.4      "Affiliate" means any employer aggregated with the Employer under
         Section 414(b), (c), (m), or (o) of the Code.

1.5      "Anniversary Date" means the last day of the Plan Year.

1.6      "Board of Directors" means the Board of Directors of the Company.

1.7 "Cash Compensation" means the sum of (i) an Employee's wages which are subject to federal income tax withholding pursuant to Section 3401(a) of the Code, and (ii) any amounts withheld from the Employee under a plan qualified under Section 125 or 401(k) of the Code and sponsored by the Employer within a Plan Year. In no event, however, shall an Employee's Cash Compensation (a) for any Plan Year beginning after December 31, 1993 and before January 1, 2002 include any compensation in excess of $150,000 (or such other amount as may be permitted under section 401(a)(17) of the Code); and (b) for any Plan Year beginning after December 31, 2001 include any compensation in excess of $200,000 (or such other amount as may be permitted under section 401(a)(17) of the Code). If there are less than twelve (12) months in the Plan Year, the compensation limitation (as adjusted) shall be prorated by multiplying such limitation by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is twelve (12). For purposes of applying the foregoing limitation in any Plan Year beginning prior to January 1, 1997 to any person who is a Five Percent Owner or who is one of the 10 Highly Compensated Employees with the highest Total Compensation (determined prior to the application of this sentence), any Cash Compensation paid to the spouse of such person or to any lineal descendant of such person who has not attained age 19 on or before the last day of such calendar year shall be deemed to have been paid to such person. If, as a result of the application of such family

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         aggregation rules the adjusted compensation limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this Section prior to the application of this limitation.

1.8 "Code" means the Internal Revenue Code of 1986, as amended, together with regulations promulgated pursuant thereto.

1.9 "Committee" or "Administrative Committee" means the committee appointed to manage and administer the Plan as provided in Section 12.

1.10     "Company" means Carver Bancorp, Inc., its successors and assigns.

1.11 "Designated Beneficiary" means a natural person designated by a Participant or Former Participant as a Beneficiary and shall not include any Beneficiary designated by a person other than a Participant or Former Participant or any Beneficiary other than a natural person. If a natural person is the beneficiary of a trust which a Participant or Former Participant has named as his Beneficiary, such natural person shall be treated as a Designated Beneficiary if: (a) the trust is a valid trust under applicable state law (or would be a valid trust except for the fact that it does not have a corpus); (b) the trust is irrevocable or will, by its terms, become irrevocable upon the death of the Participant or Former Participant; (c) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest as a Beneficiary are identifiable from the terms of the trust instrument; and (d) the following information is furnished to the Committee:

                 (i) by the Participant or Former Participant, if any distributions are required to be made pursuant to
                        Section 7.6 prior to the death of the Participant or Former Participant, either: (A) a copy of the trust instrument, together with a written undertaking by the Participant or Former Participant to furnish to the Committee a copy of any subsequent amendment within a reasonable time after such amendment is made; or (B)(I) a list of all of the beneficiaries of the trust (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement); (II) a certification of the Participant or Former Participant to the effect that, to the best of his knowledge, such list is correct and complete and that the conditions of Section 1.11(a), (b) and (c) are satisfied; (III) a written undertaking to provide a new certification to the extent that an amendment changes any information previously certified; and (IV) a written undertaking to furnish a copy of the trust instrument to the Committee on demand; and

                 (ii) by the trustee of the trust within nine months after the death of the Participant or Former Participant, if any distributions are required to be made pursuant to
                        Section 7.6 after the death of the Participant or Former Participant, either: (A) a copy of the actual trust instrument for the trust; or (B)(1) a final list of all of the beneficiaries of the trust (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement) as of the date of death; (II) a certification of the trustee to the effect that, to the best


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                        of his knowledge, such list is correct and complete and
                        that the conditions of Section 1.11(a), (b) and (c) are satisfied; and (III) a written undertaking to furnish a copy of the trust instrument to the Committee on demand.

1.12 "Domestic Relations Order" means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of a Participant or Former Participant.

1.13 "Effective Date" of the Plan means January 1, 1994, subject to the condition subsequent that it be approved and qualified under the Internal Revenue Code.

1.14 "Employee" shall mean any person who (a) is in the employment of the Employer, and (b) whose wages from the Employer are subject to withholding for the purposes of Federal Income Taxes and the Federal Insurance Contribution Act. "Employee" shall not include any person who is paid by an Employer as an independent contractor.

1.15 "Employer" means the Company, Carver Federal Savings Bank, and any other company which, with the Company's consent, adopts the Plan and joins in the Trust Agreement.

1.16 "Entry Date" means the Effective Date and the first day of the first and seventh months of the Plan Year. Additionally, the Committee may, on a uniform and nondiscriminatory basis, at any time and from time to time authorize a special entry date for eligible participants, but prior to the next regularly scheduled Entry Date.

1.17 "ESOP" means an Employee Stock Ownership Plan as defined in Section 4975(e)(7) of the Code.

1.18 "Exempt Loan" means a loan made to the Plan which satisfies the requirements of Section 2550.408b-3 of the Department of Labor Regulations, Section 54.4975-7(b) of the Treasury Regulations, and the Trust Agreement.

1.19 "Financed Shares" means shares of Qualifying Employer Securities acquired by the Trust with the proceeds of an Acquisition Loan, whether or not pledged as collateral to secure the repayment of such Acquisition Loan.

1.20 "Five Percent Owner" means, for any Plan Year, a person who, during such Plan Year, owned (or was considered as owning for purposes of section 318 of the Code): (a) more than 5% of the value of all classes of outstanding stock of any Affiliate; or (b) stock possessing more than 5% of the combined voting power of all classes of outstanding stock of any Affiliate.

1.21 "Forfeiture" shall mean that portion of a Participant's Account that is not vested, and occurs on the earlier of (1) the last day of the Plan Year in which the Participant terminates employment, provided the Participant is not reemployed prior thereto, or (2) the last day of the Plan Year in which the Participant incurs his fifth consecutive Break in Service.


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1.22     "Former Participant" means a Participant whose participation in the
         Plan has terminated due to termination of employment, death, Disability or retirement after attaining the Normal Retirement Age.

1.23     "Highly Compensated Employee" means, for any Plan Year, an Employee

         (a) for Plan Years beginning before January 1, 1997, any Employee or person employed by an Affiliate who:

                 (i) at any time during such Plan Year or the immediately preceding Plan Year was a Five Percent Owner; or

                 (ii) is a member of the group consisting of the 100 Employees and persons employed by any Affiliate who received the greatest Total Compensation for such Plan Year and during such Plan Year:

                        (A) received Total Compensation for such Plan Year in excess of $75,000 (or such higher amount as may be permitted under section 414(q) of the
                                Code); or

                        (B) received Total Compensation for such Plan Year that was in excess of both (I) $50,000 (or such higher amount as may be permitted under section 414(q) of the Code) and (II) the Total Compensation for such Plan Year of at least 80% of the Employees and persons employed by any Affiliate for such Plan Year; or

                        (C) was an Officer of the Employer or any Affiliate and received Total Compensation for such Plan Year in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year; or

                 (iii)  during the immediately preceding Plan Year:

                        (A) received Total Compensation for such Plan Year in excess of $75,000 (or such higher amount as may be permitted under section 414(q) of the
                                Code); or

                        (B) received Total Compensation for such Plan Year that was in excess of both (I) $50,000 (or such higher amount as may be permitted under section 414(q) of the Code) and (II) the Total Compensation for such Plan Year of at least 80% of the Employees and persons employed by an Affiliate for such Plan Year; or

                        (C) was an Officer of the Employer or any Affiliate and received Total Compensation for such Plan Year in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year; or


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         (b)     for Plan Years beginning after December 31, 1996, any Employee or person employed by an Affiliate who:

                 (i) was a Five Percent Owner at any time during such Plan Year or the immediately preceding Plan Year; or

                 (ii) received Total Compensation during the immediately preceding Plan Year (A) in excess of $80,000 (or such other amount as may be prescribed by the Secretary of the Treasury pursuant to section 401(a)(17) of the
                        Code); and (B) if elected by the Committee in such form and manner as the Secretary of the Treasury may prescribe, is a member of the group consisting of the top 20% of Employees when ranked on the basis of Total Compensation paid to Employees during such year.

                 The Company has not elected to use the top 20% election mentioned in subparagraph (b) of this section. The determination of who is a Highly Compensated Employee will be made in accordance with section 414(q) of the Code and the regulations thereunder.

1.24 "Late Retirement Date" means the Anniversary Date coinciding with or next following a Participant's actual Retirement Date after having reached his Normal Retirement Date.

1.25 (a) Subject to Section 1.25(b), a Leased Employee shall be treated as an Employee for purposes of the Plan. For purposes of this Section 1.25, the term "Leased Employee" means any person (i) who would not, but for the application of this Section 1.25, be an Employee and (ii) who pursuant to an agreement between an Affiliate and any other person ("leasing organization") has performed for the Affiliate (or for the Affiliate and related persons determined in accordance with section 414(n)(6) of the Code), on a substantially full-time basis for a period of at least one year, services of a type historically performed by employees in the business field of the Employer under the primary direction or control of an Affiliate.

         (b)     For purposes of the Plan:

                 (i) contributions or benefits provided to the leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer; and

                 (ii)   Section 1.25(a) shall not apply to a Leased Employee if:

                        (A) the number of Leased Employees performing services for the Employer does not exceed 20% of the number of the Employer's Employees who are not Highly Compensated Employees; and

                        (B) such Leased Employee is covered by a money purchase pension plan providing (I) a nonintegrated contribution rate of at least 10% of the


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                                Leased Employee's compensation; (II) immediate
                                participation; (III) full and immediate vesting; and (IV) coverage for all of the employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization).

1.26     "Limitation Year" means the Plan Year.

1.27 "Loan Suspense Account" means an account in which Qualifying Employer Securities are held and which has not been allocated to Participant's Accounts because they were purchased with borrowed funds pursuant to the provisions of Section 13.4 hereof or transferred to such account pursuant to the terms hereof.

1.28 "Military Service" means service in the armed forces of the United States, including but not limited to, Qualified Military Service. It may also include, if and to the extent that the Board so provides and if all Participants and Former Participants in like circumstances are similarly treated, special service for the government of the United States and other public service.

1.29 "Non Highly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

1.30 "Non-Key Employee" means an Employee who is not a Key Employee. Non-Key Employees shall include Employees who are former Key Employees.

1.31 "Normal Retirement Age" means the date a Plan Participant, if still an Employee, attains age 65.

1.32 "Normal Retirement Date" means the last day of the month coincident with, or next following, the date upon which a Participant attains his Normal Retirement Age.

1.33 "Officer" means an Employee who is an administrative executive in regular and continued service with any Affiliate; provided, however, that at no time shall more than the lesser of (a) 50 Employees or (b) the greater of (i) 3 Employees or (ii) 10% of all Employees be treated as Officers. The determination of whether an Employee is to be considered an Officer shall be made in accordance with section 416(1) of the Code.

1.34 "Other Investments Account" means the Account of a Participant which reflects his interest in the Plan attributable to Trust assets other than Qualifying Employer Securities.

1.35 "Participant" means an Employee who is included in the Plan as provided in Section 2.1.

1.36 "Participant's Account" means a separate account, maintained in the aggregate by the Committee, for each Participant with respect to his total interest in the Plan and Trust.

1.37 "Participant's Company Stock Account" means the Participant's Account credited with Qualifying Employer Securities.


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1.38     "Plan" means the Carver Bancorp, Inc. Employee Stock Ownership Plan as
         set forth herein.

1.39 "Plan Year" means the 12 month period ending on December 31 of each year. The initial Plan Year shall begin on the Effective Date and end on December 31.

1.40 "Pregnancy or Child Care Leave of Absence" shall mean, with respect to a Plan Year commencing on or after July 1, 1984, a compensated or uncompensated leave of absence of fixed or indefinite duration granted to an Employee by the Employer or an Affiliate pursuant to a written request which is submitted to the Employer or Affiliate by the Employee no later than thirty (30) days prior to the first day of the proposed leave of absence that is sought (i) because of the pregnancy of the Employee, (ii) because of the birth of a child of the Employee, (iii) because of the placement of a child with the Employee in connection with the adoption of such child by such Employee or for the purpose of enabling the Employee to care for a child for a period beginning immediately after the birth of such child to the Employee, or (iv) because of the placement of such child with the Employee, or (v) because of an absence of not more than two (2) consecutive calendar years in duration which, upon his return to the employ of an Employer or an Affiliate, the Employee demonstrates to the satisfaction of the Employer to have been for one of the four aforementioned purposes.

1.41 "Qualified Domestic Relations Order" means a Domestic Relations Order that: clearly specifies (i) the name and last known mailing address of the Participant or Former Participant and of each person given rights under such Domestic Relations Order, (ii) the amount or percentages of the Participant's or Former Participant's benefits under this Plan to be paid to each person covered by such Domestic Relations Order, (iii) the number of payments or the period to which such Domestic Relations Order applies, and (iv) the name of this Plan; and (b) does not require the payment of a benefit in a form or amount that is not otherwise provided for under the Plan, or (ii) inconsistent with a previous Qualified Domestic Relations Order.

1.42 "Qualified Election Period" means the six Plan Year period beginning with the Plan Year after the Plan Year in which the Participant first becomes a Qualified Participant.

1.43 "Qualified Military Service" means with respect to any person on any date, any service in the uniformed services of the United States (as defined in chapter 43 of Title 38 of the United States Code) completed prior to such date, but only if, on such date, such person is entitled to re-employment rights with respect to an Affiliate on account of such service.

1.44 "Qualified Participant" means a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan.

1.45 "Qualifying Employer Securities" or "Company Stock" means the shares of common stock of the Company as described in Section 4975(e)(8) of the Code (or of a corporation which is a member of a controlled group with the Company) which is readily tradeable on an established securities market; or if not readily tradeable, meets the following criteria:


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         (a)     is a common stock issued by the Company (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of that class of common stock having the greatest voting power, and

         (b)     that class of common stock having the greatest dividend rights.

         Noncallable preferred stock shall be deemed to be "Qualifying Employer Securities" if such stock is convertible at any time into stock which constitutes "Qualifying Employer Securities" hereunder and if such conversion is at a conversion price which (as of the date of the acquisition by the Trust) is reasonable.

1.46 "Retroactive Contribution" means a contribution made on a retroactive basis in respect of a period of Qualified Military Service in accordance with Section 6.2.

1.47 "Service" means any computation period during which an Employee was in the employment of the Employer or an Affiliate including service before the Effective Date of this Plan. It shall include any period during which an Employee is on leave of absence authorized by his Employer. All leaves of absence shall be granted in a uniform and non-discriminatory manner to all Employees in similar circumstances.

         (a) Any Participant who leaves the active Service of the Employer or an Affiliate Company to enter the Armed Forces of the United States of America during a period of national emergency or compulsory military Service law of the United States of America shall be deemed to be on leave of absence during the period of his Service in such Armed Forces and during any period after his discharge from such Armed Forces in which his re-employment rights are guaranteed by law.

         (b) "Year of Service" shall mean any computation period during which an Employee completes one thousand (1,000) or more Hours of Service. A Year of Service for purposes of determining an Employee's eligibility to participate in the Plan shall be defined as a twelve consecutive month period during which the Employee remains in the Service of the Employer (regardless of his Hours of Service). The initial eligibility computation period is the twelve-consecutive month period beginning on the date the Employee first performs an Hour of Service for the Employer. Succeeding eligibility computation periods shall commence with the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period regardless of whether the Employee remains in the Service of the Employer during his initial eligibility computation period. For vesting purposes, a Year of Service shall be any Plan Year, or calendar year prior to the Effective Date, in which an Employee completes 1,000 Hours of Service after attainment of age 18; provided that no more than five Years of Service shall be credited for employment before the Effective Date.

         (c) "Hour of Service" means each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer or an Affiliate for the performance of duties.


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                 These hours shall be credited to the Employee for the
                 computation period or periods in which the duties are performed.

                 Hours of service to be credited for each hour for which an Employee is paid, or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed, irrespective of whether the employment relationship has terminated due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period).

                 Hours of service to be credited for each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by the Employer. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment was made.

                 For purposes of crediting Hours of Service for periods during which no duties were performed, the method of determining the number of hours to be credited and the method of crediting such hours to computation periods shall conform to the requirements set forth in Sections 2530.200(b) 2(b) and (c) of the Department of Labor Regulations.

                 Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the hours of Service which would otherwise have been credited to such individual, but for such absence, or in any case in which such hours cannot be determined, 8 hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a break in Service in that period, or
                 (2) in all other cases, in the following computation period.

         (d)     "Benefit Accrual Computation Period" means defined as the Plan
                 Year.

         (e)     "Vesting Computation Period" means the Plan Year.

         (f) "Break in Service" means any computation period in which an Employee works five hundred (500) Hours of Service or less. Except as otherwise provided above, any year in which an Employee works more than five hundred (500) Hours of Service, but less


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                 than one thousand (1,000) Hours of Service shall not be
                 recognized as Service, but this shall not be a Break in Service.

         (g) In the event that an Employee who incurred a Break in Service is subsequently re-employed, his Years of Service shall be cumulative for vesting purposes, except that if the Employee, at the time of his Break in Service, had no vested interest and the number of consecutive one-year Breaks in Service equals or exceeds the greater of five or the number of pre-break Years of Service, Years of Service prior to such Breaks in Service shall be disregarded. The same provision shall apply in the case of an Employee whose Service has been broken because he worked less than five-hundred (500) Hours of Service in a given Plan Year when he resumes working at least one thousand (1,000) Hours of Service per Plan Year.

1.48 "Spouse" shall mean the lawful husband or wife of a Participant on the date specified.

1.49 "Taxable Year" means, with respect to each Employer, the fiscal year adopted by such company from time to time for Federal income tax purposes.

1.50 "Total Disability" or "Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing any gainful occupation and which condition constitutes total disability under the Federal Social Security Acts.

1.51 "Trust Agreement" means the trust agreement set forth in Part II of this Plan.

1.52 "Trust Fund" means the fund described in Section 13, and maintained in accordance with the terms of the Trust Agreement.

1.53 "Trustee(s)" means the person(s), or corporation(s), accepting the appointment of Trustee(s) and acting as such, including any successor Trustee(s), pursuant to the Trust Agreement.

1.54 "Valuation Date" means the last day of the Plan Year of the Trust Fund. The fair market value of the assets in the Trust Fund as of any valuation date shall be determined as the close of business on such date, or, if such date is not a business day, as of the close of business on the next preceding business day. On the Valuation Date the Account balances are valued to determine if the plan is top-heavy. The Valuation Date shall also be the Determination Date for Top-Heavy Plan calculations.

                                    SECTION 2

                                   Eligibility

2.1 Participation. Subject to Section 2.6, each Employee shall become a Participant, if still an Employee, on the Entry Date next following the later of (i) his attainment of age 21, and (ii) his completion of one
         (1) Year of Service for eligibility purposes; provided that anyone who is an Employee on the date of the conversion of Carver Federal Savings Bank from a mutual to a stock form of ownership shall become a Participant as of the Effective Date.

         An Employee who terminates employment prior to meeting the service requirement set forth in Section 2.1 shall be treated as a new Employee on the date of his rehire, but only if a Break in Service has occurred prior to such date of rehire. An Employee meeting the above-stated service requirement, but who terminates employment prior to becoming a Participant, shall become a Participant as of the date of rehire, if a Break in Service has not occurred prior to such rehire. A rehired Employee who was a former Participant, shall become a Participant upon his date of rehire.

2.2 Annual Allocations. A Participant shall be entitled to share in any allocation of the Employer's contribution for a particular Plan Year if and only if: (i) the Participant completes 1000 or more Hours of Service during the Plan Year and remains an Employee as of the last day of such Plan Year; or (ii) the Participant ceases to be an Employee during the Plan Year because of his Normal Retirement Age, death or Disability.

2.3 Annual Employer Report to Committee. Within sixty (60) days after the last day of the Fiscal Year, the Employer shall certify to the Committee in writing such information from its records with respect to Employees as the Committee may require in order to determine the identity and interests of the Participants and otherwise to perform its duties hereunder.

         Any certification by the Employer of information to the Committee pursuant to this Plan shall, for all purposes of this Plan, be binding on all parties in interest, provided that whenever any Employee proves to the satisfaction of the Employer that his period of Service or his Cash Compensation as so certified is incorrect, the Employer shall correct such certification. The Service of any Employee shall be determined solely by reference to the data certified to the Committee by the Employer.

         The determination of the Committee as to the identity of the respective Participants and as to their respective interests shall be binding upon the Employer, the Trustees, the Employees, the Participants and all beneficiaries.

2.4 Transfers. Whenever any Participant is transferred from one Employer who is a party to the Plan to another Employer who is a party to the Plan, the Participant may continue on as a Participant in the Plan without any interruption as if the Participant had at all times been an Employee of the new Employer; and in the event an affiliated company ceases to be an Affiliate for any reason whatsoever, this event shall not affect the continued participation in this Plan of any Participant who becomes an Employee of the Employer or any other Affiliate under this Plan, and the Committee shall transfer the Participant's Account from the account of the withdrawing Affiliate to the Employer or new Affiliate.

2.5 Breaks-in-Service. A Participant who terminates employment with an Employer or suffers a Break-in-Service shall cease to be an active Participant in this Plan and his Participant's Account shall be placed on inactive status. Except as provided in Section 2.2, the inactive Participant shall not share in the Employer's contribution for that Plan year, but his accounts shall continue to receive income allocations. Thus, he shall remain a Participant until his account balances have been distributed to him. Termination of employment may have resulted from voluntary or involuntary termination of employment, unauthorized absence, or by failure to return to active employment with the Employer by the date on which an Authorized Leave of Absence expired.

2.6 Military Service. In the case of a termination of service of any Employee to enter directly into Military Service, the entire period of his absence shall be treated, for purposes of vesting and eligibility for Participation (but not, except as required by law, for purposes of eligibility to share in allocations of contributions in accordance with Sections 5 and 6), as if he had continued employment during the period of his absence. In the event of the re-employment of such person by any Affiliate within a period of not more than six months:

         (a) after he becomes entitled to release or discharge, if he has entered into the uniformed services of the United States;

         (b) release from hospitalization continuing after discharge from the uniformed services of the United States for a period of not more than two years; or

         (c) after such service terminates, if he has entered into other service defined as Military Service;

         such period, also, shall be deemed to be Military Service.

2.7 Excluded Employees. An Employee shall not participate in the Plan if he is either (i) a Leased Employee, (ii) classified as an "independent contractor" by the Employer, even if considered an employee under applicable law or (iii) is included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Employer or one or more Affiliates, including the Company, if there is evidence that retirement benefits were the subject of good faith bargaining between such Employee representatives and the Employer or such Affiliates. For this purpose, "Employee Representatives" will not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer or an Affiliate.

                                    SECTION 3

                             Employer Contributions

3.1      Amount of Employer Contributions.

         (a) The amount to be contributed by an Employer shall be determined annually by resolution of its Board of Directors, but shall not exceed the maximum amount deductible under the applicable provisions of Section 404 of the Code.

         (b) The Committee shall maintain a separate Account for each Participant, to which it shall credit the Participant's share of all contributions, in accordance with Section 5, and which shall be revalued in accordance with Section 6.

         (c) The fact that the Company or another Employer may make no contribution hereunder for any Taxable Year shall not be deemed to terminate the Plan or the Trust created hereunder.

3.2      Payment of Employer Contributions.

         (a) The Employer's contributions for each Taxable Year shall be paid directly to the Trustees. As soon as practicable after the time of each such payment, the Employer shall notify the Committee of the amount of such contribution. The amount of each such contribution shall be certified to be true and correct and accordance with the terms of the Plan by the Employer or by the independent accounting firm regularly employed by the Employer, and such certification shall be final and conclusive upon all persons interested in the Plan. No adjustment affecting the Employer's net profit for any taxable year, made subsequent to the payment of the Employer's contribution to the Trustees and resulting from audit of the Employer's Federal income tax return or otherwise, shall change the amount of such contributions. The Employer's contribution for any Plan Year shall be paid in full during the Plan Year, or as soon as practicable after the close of such year, but not later than the time prescribed by law for filing the Employer's Federal income tax return for such year (including extensions thereof).

         (b) Employer contributions will be paid in cash or Qualifying Employer Securities as the Employer's Board of Directors may from time to time determine. Shares of Qualifying Employer Securities will be valued at their then fair market value. However, to the extent that the Trust has current obligations, including amounts necessary to provide sufficient cash to pay any currently maturing obligations under an Acquisition Loan, the Employer contributions will be paid to the Trust in cash subject to the discretion of the Employer's Board of Directors. The Employer contribution will be paid to the Trust on or before the date required to make such contribution qualify as a deduction on the Employer's Federal income tax return for the year.

         (c)     The Employer may make contributions to the Plan in whole or in part in the form of Qualifying Employer Securities, provided the Employer uses the fair market value of the securities as of the date such contribution is made, as determined by an independent appraiser, if required under Section 401(a)(28)(C) of the Code, engaged by the Committee. Such stock may be obtained from its own reserve or treasury stock, or it may be obtained from open market purchases.

3.3 Payment of Administrative Expenses. The Employer intends to provide all funds required for the administrative expenses of the Plan. Funds not so provided by the Employer may be paid first from any other Employer, next from the Trust's earnings, and then from its principal.

3.4 Mistake in Fact. If, due to a mistake in fact, the Employer contributions to the Trust for any Plan Year exceeds the amount to be contributed by it, notwithstanding any provision to the contrary, the Committee shall direct the Trustee, as soon as such a mistake in fact is discovered, to either segregate such amount and return such amount to the Employer within one year after the payment of the contribution or apply it towards the contribution of the Employer for the next Plan Year(s).

3.5 Failure of Initial Plan Qualification. In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Employer shall be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

                                    SECTION 4

                           Participants Contributions

4.1 No Employee Contributions. No Employee contributions shall be permitted under this Plan.

4.2 No Rollovers. The Trustee shall not accept "Rollover Contributions" from any Participant.

                                    SECTION 5

                           Allocation of Contributions

5.1      Allocations Generally. The Employer contribution, as determined under
         Section 3.1, and Forfeitures for each Plan Year shall be allocated by the Committee, as of the close of such Plan Year, between the Accounts of all Participants entitled under Section 2.2 to share in the allocation, as follows:

         The Employer contribution and Forfeitures shall be allocated to each such Participant's Account in proportion to the ratio which his Cash Compensation for the Plan Year bears to the total Cash Compensation of all such Participants eligible to share in Employer contributions for the Plan Year; provided that with respect to Participants who are Highly Compensated Employer's and entitled under Section 2.2 hereof to share in an allocation for the Plan Year, their Cash Compensation for purposes of this Section shall be reduced pro rata to the extent necessary to ensure that their aggregate Cash Compensation for the Plan Year does not exceed one third of the aggregate Cash Compensation of all Participants who are entitled under Section 2.2 to share in an allocation for the Plan Year.

5.2      Maximum Limitations on Allocations of Contributions.

         (a) The maximum annual additions that may be contributed or allocated to a Participant's Account for any Limitation Year shall not exceed the lesser of the "defined contribution dollar limitation" (as defined in Section 5.2(b) hereof), and 25 percent of the Participant's "Total Compensation" (as defined in Section 5.2(c) hereof). Annual additions to a Participant's Account include the sum of:

                 (i) Employer contributions and contributions made under a salary reduction agreement pursuant to sections 401(k), 408(k) or 403(b) of the Code under any qualified defined contribution plan (other than this Plan) or a tax-deferred annuity maintained by the Employer,

                 (ii)   Forfeitures,

                 (iii) the sum of all of the Participant's after-tax contributions and nondeductible voluntary contributions under any other qualified plan maintained by the Employer,

                 (iv) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(1)(2), that is part of a pension or annuity plan maintained by the Employer,

                 (v) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, that are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in Section 11.7.7 hereof, under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer, and

                 (vi)   allocations under a simplified employee pension.

         (b)     The defined contribution dollar limitation shall be:

                 (i) for Limitation Years beginning after December 31, 1994 and before January 1, 2002, the lesser of: (A) $30,000 (or such other amount as is permissible under section 415(c)(1)(A) of the Code), or (B) twenty-five percent (25%) of the Participant's Total Compensation paid during such Limitation Year; and

                 (ii) for Limitation Years beginning after December 31, 2001, the lesser of: (A) $40,000 (or such other amount as is permissible under section 415(c)(1)(A) of the Code), or
                        (B) one hundred percent (100%) of the Participant's Total Compensation paid during such Limitation Year.

                 In determining the above limitations, all defined contribution plans of the Employer shall be considered as one plan.

         (c) "Total Compensation" for any person during any period means the total compensation paid to such person during such period by all Affiliates which is required to be reported to such person on a written statement under section 6041(d), 6051(a)(3) and 6052 of the Code, plus any elective deferrals (within the meaning of section 402(g) of the Code) under any qualified cash or deferred arrangement described in section 401(k) of the Code and maintained by any Affiliate, any tax- deferred annuity described in section 403(b) of the Code and maintained by any Affiliate, any salary reduction simplified employee pension plan described in section 408(k) of the Code and maintained by any Affiliate, any salary reduction contributions under any cafeteria plan described in section 125 of the Code and maintained by any Affiliate and any salary reduction contributions under any qualified transportation fringe benefits plan described in section 132(f) of the Code and maintained by an Affiliate. In no event shall a person's Total Compensation (a) for any Plan Year beginning after December 31, 1993 and before January 1, 2002 include any compensation in excess of $150,000 (or such other amount as may be permitted under section 401(a)(17) of the Code); and (b) for any Plan Year beginning after December 31, 2001 include any compensation in excess of $200,000 (or such other amount as may be permitted under section 401(a)(17) of the Code). If there are less than twelve (12) months in the Plan Year, the compensation limitation (as adjusted) shall be prorated by multiplying such limitation by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is twelve (12). In addition, for Limitation Years after 1997, each Employee's Total Compensation shall include any amounts by which the Employee's compensation paid by the Employer or any Affiliate has been reduced pursuant to a compensation reduction agreement under the terms of any plan described in section 457 of the Code.

                 Notwithstanding the foregoing, for purposes of this Section 5.2 only, Total Compensation for a Participant who is Totally Disabled is the Total Compensation such Participant would have received for the Plan Year if the Participant had been paid at the annual rate of Total Compensation paid immediately before becoming Totally Disabled; such imputed Total Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of such Participant are nonforfeitable when made.

         (d) If a short Plan Year is created because of an amendment changing the Plan Year to a different 12-consecutive month period, the maximum permissible annual additions will not exceed the defined contribution dollar limitation multiplied by the following fraction:

                         Number of months in the short Plan Year
                         ---------------------------------------
                                           12

         (e) Should not more than one-third of the Employer contributions for a year which are deductible be allocated to Highly Compensated Employees, the above annual addition limits shall not include Forfeitures of Qualifying Employer Securities if such securities were acquired with the proceeds of an Acquisition Loan or acquired with deductible Employer contributions used to pay interest on such Acquisition Loan and charged to such Participant's Account.

         (f) If there should be an excessive annual addition for any Participant's Account as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual Total Compensation, a reasonable error in determining the amount of "elective deferrals" within the meaning of Code
                 Section 402(g)(3) that may be made with respect to any individual under the limits of Code Section 415, or under other limited facts and circumstances which the Commissioner of the Internal Revenue Service finds justifiable, the excess shall be held in a suspense account for the benefit of the Participant, and be allocated in the subsequent Plan Year pursuant to the following:

                 (i) Any nondeductible voluntary Employee contributions, to the extent they would reduce the excessive annual addition, will be returned to the Participant;

                 (ii) If after the application of paragraph (i) an excessive annual addition still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess in the Participant's Account will be used to reduce Employer contributions (including any allocation of Forfeitures) to such Account in the next Limitation Year, and each succeeding Limitation Year if necessary; provided that the Committee shall have the discretion, to be exercised on a uniform and nondiscriminatory basis, to allocate said excess to the Participant's Account together with the amount otherwise allocable under Section 5.1 hereof, but only to the extent permissible under Code Section 401(a)(4).

                 (iii) If after the application of paragraphs (i) and (ii) an excessive annual addition still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the excessive annual addition will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any Forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

                 (iv) If a suspense account is in existence at any time during the Limitation Year pursuant to this section, it will not participate in the allocation of the trust's investment gains and losses. If a Suspense Account is in existence at any time during a particular Limitation Year, all amounts in the Suspense Account must be allocated and reallocated to Participants' Accounts before any Employer or Employee Contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed directly to Participants or former Participants.

5.3 Multiple Plan Reduction: If an Employee is a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year may not exceed 1.0 for any Limitation Year beginning prior to January 1, 2000; provided however, that this limitation shall only apply if and to the extent that the benefits under the Employers qualified defined benefit plan or any other qualified defined contribution plan of the Employer are not limited so that such sum is not exceeded. The defined benefit plan fraction for any year is a fraction (1) the numerator of which is the projected "annual benefit" of the Participant under the Plan (determined as of the close of the Plan Year), and (b) the denominator of which is the lesser of: (1) the product of 1.25 multiplied by the maximum dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year, or (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code for such year.

         The defined contribution plan fraction for any year is a fraction (a) the numerator of which is the sum of the "annual additions" to the Participant's Account as of the close of the Plan Year and (b) the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior year of service with the
         Employer: (1) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year (determined without regard to Section 415(c)(6) of the Code), or (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code for such year. The compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) of the Code) which is otherwise treated as an annual addition under
         Section 415(l)(1) of the Code.

         (a) Ton-Heavy Plans. Notwithstanding the foregoing, for any Top-Heavy Plan Year, 1.0 shall be substituted for 1.25 unless the extra minimum allocation pursuant to Section 11.5 is being made. However, for any Plan Year in which this Plan is a Super Top-Heavy Plan, 1.0 shall be substituted for 1.25 in any event.

                 (i) Special Rule for Defined Contribution Fraction: At the election of the Administrator, in applying the provisions of Section 5.4 with respect to the defined contribution plan fraction for any Plan Year ending after December 31, 1982, the amount taken into account for the denominator for each Participant for all Plan Years ending before January 1, 1983 shall be an amount equal to the product of (a) the amount of the denominator determined under Section 5.2 for Plan Years ending before January 1, 1982, multiplied by (b) the "transition fraction".

                              For purposes of the preceding paragraph, the term "transition fraction" means a fraction (a) the numerator of which is the lesser of (1) $51,875 or
                              (2) 1.4 multiplied by twenty-five percent (25%) of the Participant's Total Compensation for the Plan Year ending in 1981, and (b) the denominator of which is the lesser of (1) $41,500 or (2) twenty-five percent (25%) of the Participant's Total Compensation for the Plan Year ending in 1981.

                 (ii) Excessive Benefit: If the sum of the defined benefit plan fraction and the defined contribution plan fraction shall exceed 1.0 in any year for any Participant in this Plan, the Employer shall adjust the numerator of the defined contribution plan fraction so that the sum of both fractions shall not exceed 1.0 in any year for such Participant.

                 (iii) Limitation Year: For purposes of determining "annual additions", the limitation year shall be the Plan Year.

                 (iv) In the case of a group of Employers which constitutes either a controlled group of corporations, trades or businesses under a common control (as defined in Section 1563(a) or Section 414(b) or (c) as modified by Section 415(h) of the Code), or an affiliated service group (as defined by Section 414(m) of the Code), all such Employers shall be considered as a single Employer for purposes of applying the limitation of Section 415 of the Code.

         (b) Coordination of Plans. If the Employer maintains one or more defined contribution plans in addition to this Plan, and there is an excessive annual addition to any Participant's Account, said excess shall be addressed in the first instance under the other defined contribution plans. To the extent an excess remains after exhaustion of the procedures set forth under such other defined contribution plans, the excess shall be eliminated pursuant to Section 5.2(f) of this Plan.

                                    SECTION 6

                      Allocation to Participant's Accounts

6.1      General Rules.

         (a) The Company Stock Account maintained for each Participant will be credited annually with his allocable share of Qualifying Employer Securities (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust.

                 Financed Shares shall initially be credited to a "Loan Suspense Account" and shall be allocated to the Company Stock Accounts of Participants only as payments on the Acquisition Loan are made by the Trustee. The number of Financed Shares to be released from the Loan Suspense Account for allocation to Participant's Company Stock Accounts for each Plan Year shall be determined by the Plan Committee in the Exempt Loan documents under either method (1) or (2) below, as follows:

                 (1) General Method - The number of Financed Shares held in the Loan Suspense Account immediately before the release for the current Plan Year shall be multiplied by a fraction. The numerator of the fraction shall be the amount of principal and interest paid on the Acquisition Loan for that Plan Year. The denominator of the fraction shall be the sum of the numerator plus the total payments of principal and interest on that Acquisition Loan projected to be paid for all future Plan Years. For this purpose, the interest to be paid in future years is to be computed by using the interest rate in effect as of the current allocation date.

                 (2) Alternative Method - The Plan Committee may elect at the time an Acquisition Loan is incurred (or the provisions of the Acquisition Loan may provide) for the release of Financed Shares from the Loan Suspense Account based solely on the ratio that the payments of principal for each Plan Year bear to the total principal amount of the Acquisition Loan. This method may be used only to the extent that: (a) the Acquisition Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years; (b) interest included in any payment on the Acquisition Loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (c) the entire duration of the Acquisition Loan repayment period does not exceed ten years, even in the event of a renewal, extension or refinancing of the Acquisition Loan.

                 The Other Investments Account maintained for each Participant will be credited (or debited) annually with his share of any net income (or loss) of the Trust, and with his share of Employer contributions in cash. It will be debited for its proportionate share of any cash payments made by the Trust for the purchase of Qualifying Employer Securities or the repayment of principal and interest on any Acquisition Loan.

         (b) The Trustee shall, as of each Valuation Date, adjust each Participant's Company Stock Account and Other Investments Account for transactions since the date of the preceding adjustment. Separate adjustments shall be made for each Participant's Account as follows:

                 (i) The number of shares of Qualifying Employer Securities in each Participant's Company Stock Account shall be the number of shares as of the date of the preceding adjustment, but increased by (A) Qualifying Employer Securities allocated to it pursuant to Section 5.1, (B) stock dividends on Qualifying Employer Securities previously allocated to said Account, and (C) Qualifying Employer Securities acquired with funds from the corresponding Other Investments Account, and shall be decreased by distributions from said Account.

                 (ii) The fair market value of each Other Investments Account shall be the fair market value of assets in such Account as of the date of the preceding adjustment, but increased by (A) money allocated to it pursuant to
                        Section 5.1, (B) dividends on Qualifying Employer Securities previously allocated to the corresponding Participant's Company Stock Account, and (C) investment gains, including gains attributable to the discharge of an Acquisition Loan or Loans; and shall be decreased by
                        (1) distributions from said Account, (2) amounts used to acquire Qualifying Employer Securities for the corresponding Participant's Company Stock Account, and (3) investment losses.

                 (iii) For the purposes of subsection (b)(ii) hereof, the investment gain or loss in each Other Investments Account since the last adjustment shall be its pro rata share of the investment gain or loss of all assets in the Other Investments Account based on the change in fair market value of assets therein since the last adjustment and computed in accordance with uniform valuation procedures established by the Trustee.

                 (iv) Shares of Qualifying Employer Securities held in the Loan Suspense Account and dividends paid thereon, funds borrowed for the purchase of Qualifying Employer Securities, and interest and all other costs attributable to the Loan Suspense Account shall be excluded for all purposes under this Section, except to the limited extent provided in Section 13.7(b).

                 (v)    Adjustments made pursuant to subsections (i)(B), (i)(C),
                        (ii)(B), and (ii)(C) shall not be considered "annual additions" within the meaning of Section 5.2.

6.2 Retroactive Contributions. A Participating Employer shall make a Retroactive Contribution in respect of any individual previously employed by it who is re-employed by any Affiliate after December 12, 1994 following the completion of a period of Qualified Military Service. Such Retroactive Contribution shall be made in the following manner for each Plan Year that includes any part of the period of Qualified Military Service:

         (a) An allocation percentage shall be computed by dividing (i) the sum of the fair market value of all Financed Shares and only other Shares made from Employer Contributions in such Plan Year plus the remaining cash amount from Employer Contributions for such Plan Year by (ii) the aggregate amount of Cash Compensation used in the allocation for such Plan Year. Fair market value for such purposes shall be determined as of the last day of the Plan Year.

         (b) A notional allocation shall be determined by multiplying (A) the percentage determined under Section 6.2(a) by (B) the Cash Compensation which the individual would have had for such Plan Year if he had remained in the service of his Participating Employer in the same capacity and earning Cash Compensation and Total Compensation at the annual rate in effect immediately prior to the commencement of the Qualified Military Service (or, if such rates are not reasonably certain, at an annual rate equal to the actual Cash Compensation and Total Compensation paid to him for the 12-month period immediately preceding the Qualified Military Service).

         (c) An actual Retroactive Contribution for the Plan Year shall be determined by computing the excess of (A) the notional allocation determined under Section 5.4(b) over (B) the sum of the fair market value of all Financed Shares and only other

                 Shares made from Employer Contributions in such Plan Year plus the remaining cash amount from Employer Contributions for such Plan Year actually allocated to such individual for such Plan Year.

6.3 Reports to Participants. As soon as practicable after each annual Valuation Date, the Committee shall advise each Participant of the amount then credited to his Account.

6.4 Diversification -- Elections. Each Qualified Participant shall be permitted to direct the Plan as to the investment of twenty-five percent (25%) of the value of the Participant's Account Balance attributable to Qualifying Employer Securities. Such direction shall be made within the Qualified Election Period and shall be made no later than 90 days after the close of each Plan Year which occurs within the Qualified Election Period. In the case of the last Plan Year in which such direction may be made, the amount of permitted investment shall be increased to fifty percent (50%) of the Participant's Account.

6.5 Diversification -- Distributions. The portion of a Qualified Participant's Account Balance with respect to which a diversification election is made under Section 6.3 shall be distributed (without regard to the distribution limitations of Section 409(d) of the Code) to the Qualified Participant within 90 days after the last day of the period during which the election may be made.

6.6 Diversification -- Required Consents. Notwithstanding the foregoing, any election under this Section by a Qualified Participant which results in a distribution to such Participant shall be subject to the consent provisions of Section 9.4 and 10.5 of the Plan. If the consent is not secured, then amounts otherwise distributable under this Section will remain in the Plan.

                                    SECTION 7

                     Retirement and Distribution of Benefits

7.1 Vesting. At Normal Retirement Age, the Participant shall have a 100% nonforfeitable interest in his account. If a Participant defers his retirement beyond his Normal Retirement Date, he shall continue as a Participant until his actual retirement, but no distributions shall be made from his Accounts until his actual retirement (other than distributions required under Section 7.6), unless the Participant elects to withdraw all or part of his Participant's Account pursuant to this Section.

7.2 Distribution -- Timing. If a Participant's Service terminates by reason of his retirement pursuant to Section 7.1, the total balance of his Account (including his Other Investments Account), as of the Valuation Date which coincides with or next follows the date of his retirement, shall be distributed to him as soon as practicable thereafter.

7.3 Distribution -- Method. At such time that distributions are permissible under the Plan, the Participant's Company Stock Account and Other Investment Account shall be distributed in a lump sum.

         Unless otherwise elected by a Participant, the distribution of his account attributable to Qualifying Employer Securities as well as other (diversified) investment shall commence not later than sixty (60) days after the Anniversary Date coinciding with or next following his Normal Retirement Age (or his termination of Service, if later). However, if the amount of a Participant's account attributable to both Qualifying Employer Securities as well as other (diversified) investments cannot be ascertained by the Committee by the date on which such distribution should commence, or if the Participant cannot be located, distribution of his account shall commence within sixty (60) days after the date on which his Company Stock Account Value can be determined or after the date on which the Committee locates the Participant.

7.4 Distribution -- Form. Distribution of a Participant's Company Stock Account will be made as elected by the Participant or his Beneficiary either in cash or whole shares of Qualifying Employer Securities, with cash being paid in lieu of fractional shares. Any balance in a Participant's Other Investments Account will be paid in cash. If Qualifying Employer Securities are not available for purchase by the Trustee, then the Trustee shall hold such balance until Qualifying Employer Securities are acquired and then make such distribution. If the Trustee is unable to purchase Qualifying Employer Securities required for distribution, he shall make distribution in cash within one year after the date the distribution was to be made; except in the case of a retirement, distribution shall be made within sixty (60) days after the close of the Plan Year in which a Participant's retirement occurs. Notwithstanding the foregoing, in the case of a Plan established and maintained by a company, as described in Section 409(h)(2) of the Code, which is prohibited by law or the company's charter or bylaws from redeeming or purchasing its own securities, Qualifying Employer Securities will not be required to be distributed if the Participant is permitted to receive a distribution in cash.

7.5      (a)     Right of First Refusal

                 Shares of the Qualifying Employer Securities distributed by the Trustee shall be subject to a "right of first refusal". The right of first refusal shall provide that, prior to any subsequent transfer, such Qualifying Employer Securities must first be offered in writing to the Employer, and then, if refused by the Employer, to the Trust, at the then fair market value. The Company and the Committee (on behalf of the Trust) shall have a total of fourteen (14) days (from the date the Participant or Beneficiary gives written notice to the Employer) to exercise the right of first refusal on the same terms offered by a prospective buyer. A Participant (or Beneficiary) entitled to a distribution of Qualifying Employer Securities may be required to execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a certificate for such Securities.

                 Notwithstanding the foregoing, a "right of first refusal" shall not be permitted in the case of Qualifying Employer Securities which are publicly traded on an established securities market.

         (b)     Put Option

                 In the case of a distribution of Qualifying Employer Securities which are not readily tradeable on an established securities market, the Plan shall provide the Participant with a put option that complies with the requirements of Section 409(h) of the Code.

                 The Employer shall issue such a "put option" to each Participant receiving a distribution of Qualifying Employer Securities from the Trust subject to the availability of retained earnings in such amount that complying with the "put option" shall not be ultra vires. The put option shall permit the Participant to sell such Qualifying Employer Securities to the Employer, at any time during two option periods, at the then fair market value as determined as of the most recent valuation date (prior to the exercise of such right) by an independent appraiser meeting requirements similar to the requirements of the regulations prescribed under Sections 170(a)(1) and 401(a)(28)(C) of the Code engaged by the Committee. The first put option period shall be a period of sixty (60) days beginning on the date of distribution of Qualifying Employer Securities to the Participant. The second put option period shall be a period of sixty (60) days beginning after the new determination of the fair market value of such Qualifying Employer Securities by the Committee in the next following Plan Year provided that if such determination is made before the 13-month anniversary date of distribution of Qualifying Employer Securities to the Participant, then the second put option period shall be a period of sixty (60) days beginning after the new determination of the fair market value of such Qualifying Employer Securities by the Committee in the next following Plan Year.

                 The Trust shall have the option to assume the rights and obligations of the Employer at the time the Participant requires the purchase by the Employer. The Committee may be permitted by the Employer to direct the Trustee to purchase Qualifying Employer Securities tendered to the Employer under a put option.

                 Such put option shall provide that if an Employee exercises the put option, the Employer (or the Plan if the Trustee so elects), shall repurchase the Qualifying Employer Securities by paying the fair market value of a Participant's Account balance in cash, in up to five substantially equal annual payments. The first installment shall be paid no later than 30 days after the Participant exercises the put option. The payor under the put option will pay a reasonable rate of interest and provide adequate security on amounts not paid after 30 days.

         (c)     Placement of Restrictions on Stock Certificates

                 Shares of Qualifying Employer Securities held or distributed by the Trustee may include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable Federal and State securities law and with the provisions of this paragraph. Except as otherwise provided in the Section, no shares of Qualifying Employer Securities held or distributed by the Trustee may be subject to a put, call or other option or buy-sell, or similar arrangement. The provisions of this Section shall continue to be applicable to shares of such Securities, even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

7.6      Minimum Required Distributions.

         (a) Required minimum distributions of a Participant's or Former Participant's Account shall commence no later than:

                 (i) if the Participant or Former Participant attains age 70 1/2 before January 1, 1997, the calendar year in which the Participant or Former Participant attains age
                        70 1/2; or

                 (ii) if the Participant or Former Participant attains age 70 1/2 after December 31, 1996 and was not a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2 or during any subsequent years, the later of (A) the calendar year in which he attains or attained age 70 1/2 or (B) the calendar year in which he terminates employment with the Employer and all Affiliates; provided, however, that a Participant or Former Participant may elect that his distribution commence in the calendar year in which he attains age 70 1/2; or

                 (iii) if the Participant or Former Participant attains age 70 1/2 after December 31, 1996 and is or was a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2 or during any subsequent years, the later of (A) the calendar year in which he attains age 70 1/2 or (B) the calendar year in which he first becomes a Five Percent Owner; provided, however, that any Participant who is employed by an Employer after December 31, 1996 may elect not to receive, or to discontinue receiving, such required minimum distributions until April l of the year following the year in which such Participant terminates employment or is or becomes a Five Percent Owner, whichever is earlier.

         (b)     The required minimum distributions contemplated by Section 7.6
                 (a) shall be made as follows:

                 (i) The minimum required distribution to be made for the calendar year for which the first minimum distribution is required shall be no later than April 1st of the immediately following calendar year and shall be equal to the quotient obtained by dividing (A) the vested balance credited to the Participant's or Former Participant's Account as of the last Valuation Date to occur in the calendar year immediately preceding the calendar year in which the first minimum distribution is required (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year); by
                        (B) the Participant's or Former Participant's life expectancy (or, if his Beneficiary is a Designated

                        Beneficiary, the joint life and last survivor expectancy of him and his Beneficiary); and

                 (ii) the minimum required distribution to be made for each calendar year following the calendar year for which the first minimum distribution is required shall be made no later than December 31st of the calendar year for which the distribution is required and shall be equal to the quotient obtained by dividing (A) the vested balance credited to the Participant's or Former Participant's Account as of the last Valuation Date to occur in the calendar year prior to the calendar year for which the distribution is required (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year and, in the case of the distribution for the calendar year immediately following the calendar year for which the first minimum distribution is required, reduced by any distribution for the prior calendar year that is made in the current calendar year); by (B) the Participant's or Former Participant's life expectancy (or, if his Beneficiary is a Designated Beneficiary, the joint life and last survivor expectancy of him and his Beneficiary).

                 For purposes of this Section 7.6 (b), the life expectancy of a Participant or Former Participant (or the joint life and last survivor expectancy of a Participant or Former Participant and his Designated Beneficiary) for the calendar year in which the Participant or Former Participant attains age 70 1/2 shall be determined on the basis of Tables V and VI, as applicable, of section 1.72-9 of the Income Tax Regulations as of the Participant's or Former Participant's and Beneficiary's birthday in such year. Such life expectancy or joint life and last survivor expectancy for any subsequent year shall be equal to the excess of (1) the life expectancy or joint life and last survivor expectancy for the year in which the Participant or Former Participant attains age 70 1/2, over (2) the number of whole years that have elapsed since the Participant or Former Participant attained age 70 1/2.

         (c) Payment of the distributions required to be made to a Participant or Former Participant under this Section 7.6 shall be made in accordance with Sections 7.3 and 7.4.

                                    SECTION 8

                             In Event of Disability

8.1 Vesting; Timing. In the event a Participant suffers a Total Disability, the total balance of his Participant Account, as of the Valuation Date which coincides with or next follows the determination of disability, shall become 100% vested and distributed to him in a lump sum as soon as administratively practicable after such Valuation Date. All such distributions shall be made in accordance with Sections 7.3, 7.4 and 7.5, except as specifically noted to the contrary herein.

8.2 Subsequent Evidence of Disability. Once each year the Committee may require any disabled Participant receiving a disability retirement benefit who has not reached his Normal Retirement date to submit evidence that he is still disabled.

                                    SECTION 9

                              In the Event of Death

9.1 Vesting; Timing. In the event of the death of a Participant prior to the distribution of the total balance of his Participant Account, the total balance of his Accounts, as of the Valuation Date which coincides with or next follows the date of his death, shall be immediately 100% vested and distributed in one lump sum to his primary beneficiary or, if the primary beneficiary does not survive the Participant, then to his secondary beneficiary, or if no beneficiary has been designated or survives, then to the Participant's estate. All such distributions shall be made in accordance with Sections 7.3, 7.4, and 7.5, except as specifically noted to the contrary herein. If the Participant dies after distribution of his Participant Account has begun, the remaining balance will continue to be paid at least as rapidly as under the method of distribution being used prior to the Participant's death.

9.2 Beneficiary. At any time during his life, a Participant shall be entitled to designate a beneficiary (including a secondary beneficiary, if the Participant so desires), to whom in the event of death the distribution provided herein shall be paid, by signing and filing with the Committee a written designation of beneficiary in such form as shall be required by the Committee. Any beneficiary so designated may be changed by the Participant at any time or from time to time during his life, by signing and filing with the Committee a written notification of change of beneficiary in such form as shall be required by the Committee. If the Participant is married, the designated beneficiary shall be the Participant's spouse unless an election was made under Section 9.4.

9.3 Beneficiary of Married Participants. In the event a married Participant dies while still employed by the Employer or before the Participant's Account is paid to the Participant, the Participant's Account must be paid to the Participant's surviving spouse in a lump sum within five years. If a Participant dies before distributions have commenced and is not survived by a spouse, the Participant's entire remaining interest must be distributed within five years after the Participant's death to the Participant's beneficiary or beneficiaries (or, in the absence of a properly appointed beneficiary or beneficiaries, pursuant to Section 9.5).

9.4 Designation of Beneficiary. The designated beneficiary of all benefits payable under this Plan shall be the Spouse of such Participant on the date of death, unless a waiver to such designation has been completed and received by the Committee in the form acceptable to the Committee. The waiver must be in writing and must be consented to by the Participant's spouse with such waiver specifically acknowledging the non-spouse beneficiary or any subsequent change in a non-spouse beneficiary. The spouse's consent to a waiver must be witnessed by a plan representative or notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver will be deemed a qualified election. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

9.5 Absence of Beneficiary Designation. If a Participant files no designation of beneficiary or revokes a designation previously filed without filing a new designation of beneficiary, or if all persons so designated as beneficiary shall predecease the Participant or die prior to complete distribution to them, the Trustee, pursuant to Employer instructions, shall distribute such death benefit or balance thereof to the following who shall be deemed beneficiaries: to such Participant's surviving spouse, or if none, to such Participant's surviving issue per stirpes and not per capita, or if none, to the Participant's estate.

                                   SECTION 10

          In the Event of Termination of Employment or Change in Status

10.1 General Rule. Subject to the provisions of Section 7.6 "Late Retirement", there shall be no distributions made to a Participant except on account of termination of employment, death, disability as provided for in Section 8, or termination of the Plan. All such distributions shall be made in accordance with Sections 7.3, 7.4, and 7.5, except as specifically noted to the contrary herein.

10.2 Distribution -- Timing and Form. Distribution of the Participant's vested interest in his Account will be made as soon as practicable after the end of the Plan Year in which the Participant either (i) terminates Service otherwise than by his death, retirement, or disability, and is not re-employed by the Employer or an Affiliate on or before receiving a distribution hereunder, or (ii) incurs his fifth consecutive Break in Service. Said distribution shall be made in a lump sum, in whole shares of Company Stock (with cash paid in lieu of fractional shares and with respect to the vested balance of the Participant's Other Investments Account).

10.3 Vesting. The non-forfeitable portion of the Participant's Account balance of a Participant's Account shall be a percentage of such Account based upon the number of Years of Service that such Participant has credited from his date of employment after attainment of age 18 according to the following schedule:

                Years of Service               Present Vested
                ----------------               --------------
               Less than 2 years                      0%
                       2                             25%
                       3                             50%
                       4                             75%
                5 or more years                     100%

10.4 Forfeitures. As of each Anniversary Date, any amounts which became Forfeitures since the last Anniversary Date shall first be made available to reinstate previously forfeited account balances of Former Participants, if any, in accordance with Section 10.5. The remaining Forfeitures, if any, shall be added to the Employer's contribution made pursuant to Section 5.1 and allocated among the Participant's Accounts in the same manner as the Employer's contribution for the current year. In the event the allocation of Forfeitures provided herein shall cause the "annual addition" (as defined in Section 5.2) to any Participant's Account to exceed the amount allowable by the Code, the excess shall be reallocated in accordance with Section 5.2(b). However, a Participant who performs less than a Year of Service during any Plan Year shall not share in Forfeitures for that year, unless required pursuant to Section
         11.3. If a portion of a Participant's Account is forfeited, Company Stock allocated to the Participant's Company Stock Account must be forfeited only after the Participant's Other Investments Account has depleted. If interest in more than one class of Company Stock has been allocated to a Participant's Account, the Participant must be treated as forfeiting the same proportion of each such class.

10.5 Restoration of a Participant's Account Upon Reemployment. If a former Participant is reemployed by the Employer before incurring five (5) consecutive one-year Breaks-in-Service, and such Participant had received a distribution of his entire vested interest in his Account pursuant to Section 10.1 prior to being reemployed, the full amount in such Participant's Employer contribution Account on the date of the prior distribution (including vested and nonvested portions) will be restored if:

         (a) The Participant repays to the Plan the full amount of the prior distribution, other than his voluntary contribution, before the Participant incurs five (5) consecutive one-year
                 Breaks-in-Service commencing after such withdrawal; and

         (b) The Participant was not fully vested in the portion his Participant's Account attributable to Employer contributions at the time of the distribution.

10.6 Voluntary and Involuntary Cash-outs. Notwithstanding any provision of the Plan to the contrary, a lump sum shall be made in lieu of all vested benefits if the value of the vested portion of the Former Participant's Account $3,500 (or such other amount as may be permitted under section 417(e) of the Code) or less and the distribution is made prior to January 1, 1998 and $5,000 (or such other amount as may be permitted under section 417(e) of the Code) or less and the distribution is made on or after January 1, 1998. Such immediate lump sum payment shall be made in cash (unless the Participant elects to receive such payment in shares of Qualifying Employer Securities) without regard to the Participant's election related to the timing of such payments as soon as administratively practicable following the Participant's termination of employment with all Affiliates. If the Participant, upon termination of Service for any reason other than retirement, death, or Total Disability, does not consent to the payment of the vested portion of the Participant's Account, and if the value of such Account exceeds $3,500 (or such other amount as may be permitted under section 417(e) of the Code) and the distribution is made prior to January 1, 1998 and $5,000 (or such other amount as may be permitted under section 417(e) of the Code) on the Valuation Date immediately following the Employees termination of Service (or as of any prior Valuation Date) and the distribution is made on or after January 1, 1998, the Committee shall direct the Trustee to place the then value of such Account in one (1) or more investment accounts permitted under the Plan in trust for the named Employee for distribution commencing on the Valuation Date immediately following his attainment of age 65 (or death, if earlier). The Account and all accumulated interest shall be paid to the Employee at the time he attains his Normal Retirement Age. In the event the Employee dies before reaching retirement age, the Account balance shall be paid to any beneficiary the Employee has named in a written designation filed with the Committee or, in the absence of such designation, to the Employee's estate subject to the terms of
         Section 9 of the Plan. The Trustee shall have no other responsibilities with respect to such accounts except that, if the balance of any such account shall approach the amount of federal insurance, the Trustee shall split the account into two (2) or more accounts.

10.7 Changes in Address. It shall be the responsibility of the terminating Participant to keep the Committee informed as to his address, and the Trustee and the Committee shall not be required to do anything further than sending all papers, notices, payments, or the like to the last address given them by such Participant unless they can be shown to have acted in bad faith, having had knowledge of the Participant's actual whereabouts.

10.8 Latest Time for Distribution. Except as limited by Sections 7, 8, 9 and 10, whenever the Trustee is to make a distribution or to commence a series of payments on or before an Anniversary Date, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable, but in no event later than 180 days after the Anniversary Date. Except, however, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

         (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Date specified herein,

         (b) the 5th anniversary of the year in which the Participant commenced participation in the Plan, or

         (c) the date the Participant terminates his service with the Employer.

10.9 Age 70-1/2 Rule. Notwithstanding any provisions of the Plan, in no event shall a distribution schedule or form of distribution pursuant to Articles 7, 8, 9, or 10 exceed the period permitted under Section 401(a)(9) of the Code or Treasury Regulations Section 1.401 (a)(9)-1 or
         Section 1.401(a)(9)-2.

10.10 Deemed Cash-outs if 0% Vesting. Notwithstanding anything to the contrary, if the value of a Participant's vested portion of the Participant's Account is zero on the date of termination of employment, then the Participant shall be deemed to have received a total distribution of the vested portion of such Participant's Account on such date.

10.11 Eligible Rollover Distributions. This Section applies to distributions made from the Plan to Distributees on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For purposes of this Section --

         "Distributee" means the Employee or former Employee, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401 (a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse of a Participant, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; any distribution made after December 31, 1999 on account of hardship; and in the case of a distribution made before January 1, 2002, the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). A portion of a distribution that is includable in the gross income of the Distributee that is treated as an Eligible Rollover Distribution may only be transferred in a direct rollover to an Eligible Retirement Plan that agrees to account separately for such portion of the distribution.

                                   SECTION 11

                         Top-Heavy Definitions and Rules

11.1 Effective Date of Top-Heavy Provisions. If the Plan is or becomes Top-Heavy in any Plan Year beginning after December 31, 1983, the provisions of Sections 11 will supersede any conflicting provision in the Plan.

11.2 Top-Heavy Vesting Schedule. If the Plan is determined to be Top-Heavy for any Plan Year, a Participant's vested percentage interest in his Participant's Account shall be determined in accordance with the Top-Heavy Vesting Schedule set forth in 11.2(d) of this Plan, subject to the following additional requirements:

         (a) Years of Service for purposes of vesting under a Top-Heavy Vesting Schedule shall include Years of Service when the Plan was not Top-Heavy;

         (b) If any Participant in the Plan is not credited with an Hour of Service after the Plan becomes Top-Heavy, that Participant shall not be subject to the Top-Heavy Vesting Schedule, but shall remain subject to the vesting schedule set forth in
                 Section 10.2 and the rules in effect prior to the date the Plan becomes Top-Heavy; and

         (c) If the Plan ceases to be Top-Heavy, an Employee's vested percentage interest in the contributions allocated to his Participant's Account for Plan Years after the Plan Year in which the Plan ceases to be Top-Heavy shall be determined in accordance with the vesting schedule set forth in Section 10.2 of the Plan, unless otherwise set forth in Section 11.2 of this Plan.

         (d) If the Plan is a Top-Heavy Plan in a Plan Year, a Participant who is credited with an Hour of Service in such Plan Year shall have the non-forfeitable interest in his Accrued Benefit for such Plan Year determined in accordance with the following schedule:

                                                   Non-forfeitable
                                                       (Vested)
                         Years of Service             Percentage
                         ----------------          ---------------

                         Less than 3                      0%
                         3 years or more                100%

         (e) Notwithstanding any provision to the contrary, the vested benefit derived from Employer contributions of a Participant may not be reduced below what it was before the Plan ceased to be Top-Heavy and the vesting schedule was changed. In addition, each Participant with three (3) or more Years of Service shall be given the option of remaining under the Top-Heavy Vesting Schedule within the same period as set forth in Section 16.3.

11.3 Minimum Contributions. If this Plan is Top-Heavy during any Plan Year, the Employer must make a Minimum Contribution consisting of Employer contributions and forfeitures on behalf of each Plan Participant who is a Non-Key Employee equal to an amount which is not less than three (3%) percent of such Participant's Total Compensation. A Minimum Contribution shall be made on behalf of such Participant even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year due to (i) the Participant's failure to complete one thousand (1000) Hours of Service, or (ii) the Participant's failure to make mandatory contributions to the Plan, if required; or (iii) the Participant's Total Compensation is less than a stated amount.

         Notwithstanding the preceding paragraph, if the Employer's Minimum Contribution on behalf of each Plan Participant who is a Key Employee equals an amount which is less than three (3%) percent of such Participant's Total Compensation, then the Minimum Contribution required to be made for each Non-Key Employee is limited to not more than the highest contribution rate under the Plan for each Key Employee. Therefore, if no Employer contribution is made on behalf of a Key Employee, then no Minimum Contribution is required to be made on behalf of each Non-Key Employee. However, if the Plan is included in a Required Aggregation Group and it enables a defined benefit plan of the Employer to meet the requirements of Sections 401(a)(4) or 410 of the Internal Revenue Code, then the Minimum Contribution for Non-Key Employees cannot be less than three (3%) percent, regardless of the contribution rate for Key Employees. For purposes of this subparagraph, all defined contribution plans included in a Required Aggregation Group shall be treated as one Plan.

         A Minimum Contribution shall not be made on behalf of any Participant who is not employed by the Employer on the last day of the Plan Year. For purposes of computing the Minimum Contribution for any Plan Participant, amounts paid by the Employer to Social Security shall be disregarded. Also, for all Plan years, except those beginning before January 1, 1985, any Employer contribution attributable on behalf of any Key Employee to a salary reduction or similar plan shall be taken into account.

11.4 Minimum Contributions or Minimum Benefits in Two or More Plans. If the Employer maintains both a defined benefit plan and a defined contribution plan and either of the plans is Top-Heavy then the Minimum Benefit will be provided to the Participant under the defined benefit plan. If the Employer maintains a defined contribution plan in addition to this Plan, and either of the plans is Top-Heavy, then the Minimum Benefit will be provided to the Participant not under this Plan but under the other defined contribution plan.

11.5 Aggregate Limit on Contributions and Benefits for Key Employees. If any Participant is a Key Employee and is, or was, covered under both a defined benefit plan and a defined contribution plan which are both included in a Top-Heavy Group of the Employer, then for any Plan Year in which the Plans are Top-Heavy beginning before January 1, 2000, the number "1.0" shall be substituted for "1.25" in each place where it appears in Section 5.3, unless the Additional Minimum Contribution is being made pursuant to this Section 11.5.

         Notwithstanding the above paragraph, if the Plan is Top-Heavy, but is not Super Top-Heavy, Section 5.3 without modification, shall continue to govern the overall limitations on contributions and benefits for Key Employees if an Additional Minimum Benefit or an Additional Minimum Contribution equal to seven and one-half (7-1/2%) percent shall be received by each Participant who is a Non-Key Employee in any one qualified plan maintained by the Employer. However, for any Plan Year in which this Plan is a Super Top-

         Heavy Plan beginning before January 1, 2000, 1.0 shall be substituted for 1.25 in any event, where it appears in Section 5.3.

11.6 Miscellaneous Total Compensation Provisions. For any Plan Year in which a Plan is Top-Heavy, the annual Total Compensation of each Participant which may be taken into account for the purpose of determining Employer contributions or benefits under the Plan, including the computation of the contribution rate for Key Employees in Section 11.3, shall not exceed $200,000, or such other amount as may be determined by the Secretary of the Treasury in accordance with Section 415(d) of the Internal Revenue Code and the regulations promulgated thereunder, for Plan Years ending on or after January 1, 1988. Notwithstanding this limitation, benefits attributable to annual Total Compensation while the Plan was not Top-Heavy shall not be reduced.

11.7     Top-Heavy Definitions

11.7.1   "Additional Minimum Benefit" means the Minimum Benefit described in
         Section 11.4; however, in determining the applicable percentage in
         Section 11.4, "three (3%) percent" shall be substituted for "two (2%) percent" and "twenty (20%) percent" shall be increased by 1 percentage point for each year for which the Plan is Top-Heavy, up to a maximum of thirty (30%) percent.

11.7.2 "Additional Minimum Contribution" means the Minimum Contribution described in Section 11.3; however, in determining the Minimum Contribution "four (4%) percent" shall be substituted for "three (3%) percent" wherever it appears throughout Section 11.3.

11.7.3   "Aggregation Group" means one of the following:

         (a)     Required Aggregation Group:

                 "Required Aggregation Group" means a group that consists of (a) this Plan; (b) any other qualified plans currently maintained (or previously maintained and terminated within the five year period ending on the Determination Date) by the Employer and any Affiliates that cover Key Employees; and (c) any other qualified plans currently maintained (or previously maintained and terminated within the five year period ending on the Determination Date) by the Employer and any Affiliates that cover Key Employees that are required to be aggregated for purposes of satisfying the requirements of sections 401(a)(4) or 410(b) of the Code.

         (b)     Permissive Aggregation Group:

                 "Permissive Aggregation Group" means each Plan in the Required Aggregation Group and any Plan the Employer elects to place into the Aggregation Group, if this expanded group continues to satisfy the requirements of Sections 401(a)(4) and 410 of the Internal Revenue Code.

11.7.4 "Annual Retirement Benefit" means a benefit payable annually in the form of a single life annuity with no ancillary benefits and beginning at the Normal Retirement Age under the Plan.

11.7.5   "Total Compensation" under Section 11 shall be determined under Section
         5.2 of the Plan, without regard to Sections 125, 402(a)(8), and 402(h)(1)(B) of the Code, and the case of employer contributions made pursuant to a salary reduction agreement, without regard to Section 403(b) of the Code.

11.7.6 "Determination Date" for any Plan Year means either (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year of any Plan, the last day of such Plan Year.

11.7.7 "Key Employee" means any Employee, former Employee, or the Beneficiary of such Employee, who at any time during the current Plan Year or, for Plan Years ending before January 1, 2002, during any of the four preceding Plan Years, is described in one or more of the following three categories:

         (a) For Plan Years ending before January 1, 2002, an Officer of the Employer who receives from such Employer an annual Total Compensation which exceeds fifty percent (50%) of the maximum dollar limitation under Section 415(b)(1)(A) of the Code, as in effect for the calendar year in which the Determination Date falls, or, for Plan Years beginning after December 31, 2001, an Officer of the Employer having an annual Total Compensation greater than $130,000 or such higher amount as may be prescribed under section 416(i) of the Code. The maximum number of Employees required to be treated as Key Employees for the Plan Year by reason of being Officers is the greater of 3 Employees or ten (10%) percent of the number of Employees of the Employer, but such number shall not exceed 50 Employees. If the number of Employees who are Officers of the Employer exceed the maximum number required to be counted as Key Employees, the Officers to be considered as Key Employees are those with the highest annual Total Compensation from the Employer.

         (b) For Plan Years ending before January 1, 2002, one of the Employees owning or considered as owning within the meaning of
                 Section 318 of the Internal Revenue Code, as modified by
                 Section 416(i)(1)(B)(iii) of the Code, the largest interests in the Company, unless such Employee receives Total Compensation from the Employer which is less than $30,000 per year, or the maximum dollar limitation under Section 415(c)(1)(A) of the Code, as in effect for the calendar year which the Determination Date falls. An Employee who has some ownership interest in the Company is considered to be one of the top ten owners unless at least ten (10) other Employees own a greater interest than such Employee. If more than one Employee has the same interest in the Company, the Employee having the greater annual Total Compensation from the Employer shall be treated as having a larger interest in the Company.

         (c) A Percentage Owner of the Company. A "percentage owner" means any person who owns, or is considered as owning within the meaning of Section 318, as modified by Section
                 416(i)(1)(B)(iii) of the Internal Revenue Code, either

                 (1) more than five (5%) percent of the outstanding stock of the Company or stock possessing more than five (5%) percent of the total combined voting power of all stock of the Company; or

                 (2) more than one (1%) percent of the outstanding stock of the Company or stock possessing more than one (1%) percent of the total combined voting power of all stock of the Company, if such person has an annual Total Compensation from the Employer of more than $150,000.

                 If a person is considered during a Plan Year to be a Key Employee under two or more categories, due to his status other than as a Beneficiary, the present value of his accrued benefit or the sum of his account balance is counted only once during the Plan Year in testing whether the Plan is Top-Heavy. If a person is considered during the Plan Year to be a Key Employee because the person is both a Beneficiary and owner of the Company, then the present value of the person's inherited account balance and the present value of the person's accrued benefit or the sum of his account balance as an Employee or owner will be counted as the total accrued benefit or account balance of the individual as a Key Employee in determining whether the Plan is Top-Heavy. The determination of an individual's status as a Key Employee is based on the Plan Year containing the Determination Date.

11.7.8   "Minimum Benefit" means the benefit described in Section 11.4.

11.7.9   "Minimum Contribution" means the contribution described in Section
         11.3.

11.7.10 "Non-Key Employee" means an Employee who is not a Key Employee or is the Beneficiary of such Employee.

11.7.11  "Rollover Contributions and Similar Transfers" means the following:

         (a)     Related rollover contributions or similar transfers are those

                 (i)    not initiated by the Employee;

                 (ii)   made on or before December 31, 1983; or

                 (iii) made to a plan maintained by the same Employer, such as in a merger or consolidation of two or more plans or the division of a single plan into two or more plans.

         (b) Unrelated rollover contributions or similar transfers are those which are both

                 (i)    initiated by the Employee; and

                 (ii)   made after December 31, 1983; and

                 (iii) made from a plan maintained by one Employer to a plan maintained by another Employer.

11.7.12 "Super Top-Heavy" means a Plan which would be Top-Heavy if "ninety (90%) percent" were substituted for "sixty (60%) percent" in each place it appears in Section 11.7.16.

11.7.13 "Top-Heavy" means a qualified Plan which is a Top-Heavy Plan pursuant to the provisions of Section 11.7.16.

11.7.14 "Top-Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of the present value of the accumulated accrued benefits for Participants who are Key Employees under all defined benefit plans included in such Aggregation Group and the sum of the account balances for Participants who are Key Employees under all defined contribution plans included in such Aggregation Group exceeds sixty (60%) percent of a similar sum determined for all Employees, including their Beneficiaries, who are participating under all Plans included in the Aggregation Group.

11.7.15  "Top-Heavy Vesting Schedule" means the vesting schedule set forth in
         Section 11.2(d).

11.7.16 "Top-Heavy Plan" means a Plan for a Plan Year in which, as of the Determination Date:

         (a) The sum of the account balances of Participants in the Plan who are Key Employees for the Plan Year exceeds sixty (60%) percent of the sum of the account balances under the Plan for all Employees, including their Beneficiaries participating under the Plan, and this Plan is not part of any Aggregation Group; or

         (b) Plan is part of a Top-Heavy Group and is included in the Required Aggregation Group. Notwithstanding the preceding sentence, collectively-bargained plans are not subject to the rules of Section 11. December 31, 1983 shall not be taken into account under the Plan for purposes of computing the Top-Heavy status of the Plan or group of Plans, except to the extent provided in regulations.

11.7.17 Determination of Top-Heavy Status. In making the determination of the Top-Heavy status of a Plan or group of Plans, the accrued benefits or account balances derived from Employer and Employee contributions are taken into account, but accumulated deductible Employee contributions are disregarded. Also, the determination of the present value of the accumulated accrued benefits and the account balances of a Key Employee or Non-Key Employee participating in the plans includes such amounts distributed to the Employee or to the Beneficiary of such Employee during the Plan Year that includes the Determination Date and, for Plan Years ending before January 1, 2002, the preceding four Plan Years, even if such distribution occurred before the effective date of Section 416 of the Code. The preceding amount also includes distributions under a plan which has been terminated which, if it had not been terminated, would have been included in a Required Aggregation Group. An Unrelated rollover contribution or similar transfer accepted by the Plan after December 31, 1983 shall not be taken into account under the Plan for purposes of computing the Top-Heavy status of the Plan or group of Plans, except to the extent provided in regulations.

         If any individual ceases to be a Key Employee with respect to any Plan for any Plan Year, but such individual was a Key Employee with respect to such Plan for any prior Plan Year, any accrued benefit or account balance of such Employee shall not be taken into account in determining whether the Plan or group of Plans is Top-Heavy for any Plan Year following the last Plan Year in which such Employee was treated as a Key Employee. For Plan Years beginning after December 31, 1984, if any individual has not performed any service during the Plan Year that includes the Determination Date and, for Plan Years ending before January 1, 2002, the preceding four Plan Years for the Employer, other than benefits under this Plan, then any accrued benefit or account balance of such individual shall not be taken into account in determining whether the Plan or group of Plans is Top- Heavy for the Plan Year.

         When aggregating two or more Plans in accordance with Section 416(g)(2) of the Code, or as it may be amended, the present value of the accrued benefits or account balances will be determined separately for each plan as of such Plan's Determination Date. These Plans will then be aggregated by adding together the results for each Plan as of the Determination Dates that fall within the same calendar year.

         The present value of the account balance of any Plan Participant as of the Determination Date is the sum of (a) the Participant's account balance as of the most recent valuation date occurring within a 12-month period ending on the Determination Date, and (b) an adjustment for the amount of any Employer contribution actually made on behalf of the Participant after the valuation date, but on or before the Determination Date. Notwithstanding the above, in the first Plan Year, the adjustment set forth in paragraph (b) shall include the amount of any Employer contribution made after the Determination Date if such contributions are allocated to a Participant's Employer contribution Account during the first Plan Year.

                                   SECTION 12

                           Administration of the Plan

12.1 Administrative Committee. The Plan shall be administered by the Committee which shall be responsible for carrying out the provisions of the Plan, and which shall be the Plan Administrator and Named Fiduciary as these terms are defined under ERISA. The Committee shall consist of at least two (2) members who shall be appointed from time to time by the Board of Directors. Vacancies on the Committee shall be filled in the same manner as appointment. The Employer shall act as the Committee at any time during which no committee is appointed or duly constituted hereunder.

         Each person appointed a member of the Committee shall signify his acceptance by filing a written acceptance with the Board of Directors. Any member of the Committee may be removed by his own accord by delivering his written resignation to the Board of Directors and to the Secretary of the Committee.

12.2 Chairman; Subcommittees. The members of the Committee shall elect from their number a Chairman and shall appoint a Secretary, who need not be a member of the Committee. They may appoint from their number such subcommittees with such power as they shall determine, may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment in their behalf, and may employ such clerks, counsel, accounts and actuaries as may be required in carrying out the provisions of the Plan.

12.3 Meetings. The Committee shall hold meetings upon such notice, at such time, and at such place as it may determine.

12.4 Action. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee shall be by vote of a majority of those present at a meeting, but not less than two, or in writing by all the members at the time in office, if they act without a meeting.

12.5 Compensation. No member of the Committee, who is also an Employee, shall receive any compensation for his service as such, but the Employer may reimburse any member for reasonable and necessary expenses incurred.

12.6 Administrative Rulemaking. The Committee shall from time to time establish rules for the administration of the Plan and the transaction of its business. Except as herein otherwise expressly provided, the Committee shall have the exclusive right to interpret the Plan and to decide any matters arising thereunder in connection with the administration of the Plan. It shall endeavor to act by general rules so as not to discriminate in favor of any person. Its decision and the records of the Committee shall be conclusive and binding upon the Employer, Participants, and all other persons having any interest under the Plan.

12.7 Plan Records. The Committee shall maintain accounts showing the fiscal transactions of the Plan, and in connection therewith shall require the Trustees to submit any necessary reports, and shall keep in convenient form such data as may be necessary for the determination of the assets and liabilities of the Plan. The Committee shall prepare, annually, a report showing in reasonable detail the assets and liabilities of the Plan and giving a brief account of the operation of the Plan for the past year. Such report shall be submitted to the Board of Directors and shall be filed in the Office of the Secretary of the Committee where it shall be open to inspection by any Participant of the Plan.

12.8 Reliance on Advice From Professionals. The members of the Committee and the officers and directors of the Employer shall be entitled to rely upon all certificates and reports made by any duly appointed legal counsel. The members of the Committee and the officers and directors of the Employer shall be fully protected against any action taken in good faith in reliance upon any such certificates, reports or opinions. All actions so taken shall be conclusive upon each of them and upon all persons having any interest under the Plan. Each member of the Committee shall be indemnified by the Employer against any and all claims, loss, damages, expense and liability to which he may be a party by reason of his membership in the Committee, except in relation to matters as to which he shall be adjudged in such action to be liable for gross negligence or willful misconduct in the performance of his duty as such member. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled as a matter of law.

12.9 Claims. Claims for benefits under the Plan shall be filed, on the forms supplied by the Committee. Written notice of the disposition of a claim shall be furnished the claimant within thirty (30) days after the application therefor is filed. In the event the claim is denied, the reasons for the denial shall be cited and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided.

12.10 Appeals. Any Employee, former Employee, or beneficiary of either, who has been denied a benefit, or feels aggrieved by any other action of the Employer, Committee or the Trustee, shall be entitled, upon request to the Committee and if he has not already done so, to receive a written notice of such action, together with a full and clear statement of the reasons for the action. If the claimant wishes further consideration of his position, he may obtain a form from the Committee on which to request a hearing. Such form, together with a written statement of the claimant's position, shall be filed with the Committee no later than ninety (90) days after receipt of the written notification provided for above or in Section 12.10. The Committee shall schedule an opportunity for a full and fair hearing of the issue within the next thirty (30) days. The decision following such hearing shall be made within thirty (30) days and shall be communicated in writing to the claimant.

12.11 Fiduciary Action. Any action taken or omitted by any fiduciary with respect to the Plan, including any decision, interpretation, claim denial or review on appeal, shall be conclusive and binding on all interested parties and shall be subject to judicial modification or reversal only to the extent it is determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan.

                                   SECTION 13

                    Management and Investment of Trust Assets

13.1 Exclusive Benefit Rule. All assets for providing the benefits of the Plan shall be held as a trust for the exclusive benefit of Participants and beneficiaries under the Plan, and no part of the corpus or income shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and beneficiaries under the Plan. No Participant or beneficiary under the Plan, nor any other person, shall have any interest in or right to any part of the earnings of the Trust, or any rights in, to or under the Trust or any part of its assets, except to the extent expressly provided in the Plan.

13.2 Investment Control. All contributions to the Plan by either the Participants or the Employer shall be committed in trust to the Trustees. The Trustees shall be appointed from time to time by the Board of Directors by appropriate instrument, with such powers in the Trustees as to investment, re-investment control and disbursement of the funds as the Board of Directors shall approve and as shall be in accordance with the Plan. The Board of Directors may remove any Trustee at any time, upon reasonable notice, and upon such removal or upon the resignation of any Trustee, the Board of Directors shall designate a successor Trustee.

13.3 Investment in Qualifying Employer Securities. Trust Assets under the Plan will be invested primarily in Qualifying Employer Securities, as provided in the Trust Agreement. Trust Assets may be used to purchase shares of Qualifying Employer Securities from Company shareholders or from the Company. The Trustee may also invest Trust Assets in savings accounts, certificates of deposit, high-grade short-term securities, equity stocks, bonds, or other investments, or Trust Assets may be held in cash. All investments of Trust Assets shall be made by the Trustee only upon the direction of the Committee, and all purchases of Qualified Employer Securities by the Trustee shall be made at prices which do not exceed the fair market value of such shares, as determined in good faith by the Committee. The Committee may direct the Trustee to invest and hold up to 100% of the Trust Assets in Qualified Employer Securities. Notwithstanding anything in the Plan to the contrary, all determinations as to the fair market value of Qualified Employer Securities shall be made (i) in accordance with Treasury Regulation ss.54.4975-11(d)(5), (ii) by an independent appraiser, pursuant to
         Section 401(a)(28) of the Code, in the event such Qualified Employer Securities are not readily tradable on an established securities market, and (iii) as of the most recent Valuation Date, provided that transactions involving Participants who are "disqualified persons" within the meaning of Section 4975 of the Code shall be valued as of the transaction date.

13.4 Acquisition Loans. The Committee may direct the Trustee to incur Acquisition Loans from time to time to finance the acquisition of Qualified Employer Securities (Financed Shares) for the Trust or to repay a prior Acquisition Loan. An installment obligation incurred in connection with the purchase of Qualified Employer Securities shall constitute an Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An Acquisition Loan may be secured by a collateral pledge of the Financed Shares so acquired. No other Trust Assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Trust Assets other than any Financed Shares remaining subject to pledge. Any pledge of Financed Shares must provide for the release of shares so pledged on pro-rata basis as principal and interest on the Acquisition Loan are repaid by the Trustee and such Financed Shares are allocated to Participants' Company Stock Accounts (as provided in Section 6). Repayments of principal and interest on any Acquisition Loan shall be made by the Trustee (as directed by the Committee) only from Employer contributions paid in cash to enable the Trustee to repay such Loan, forfeitures from Participant accounts, from earnings attributable to such Employer contributions and from cash dividends received by the trust. The payments made with respect to an Acquisition Loan by the Trust during a Plan Year shall not exceed an amount equal to the sum of such contributions and


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

         earnings received during or prior to the Plan Year less such payments in prior years. Such contributions and earnings must be accounted for separately in the books of accounts of the Trust until the Acquisition Loan is repaid. The proceeds of an Acquisition Loan shall be used within a reasonable time after receipt by the Trust to purchase Common Stock. Further, all income earned with respect to Unallocated Company Stock shall be used at the discretion of the Committee to repay the Acquisition Loan used to purchase such Company Stock. Any income not so used shall be allocated as income of the Plan.

         Should the Employer contributions, earnings attributable to such Employer contributions and cash dividends received by the Trust on Financed Shares be insufficient to meet the obligations created by the Acquisition Loan, then the Trustee shall so advise the Committee. The Committee may recommend certain actions including but not limited to, refinancing the original Loan, amendment of the original Loan Agreement, or the entering into of an additional Acquisition Loan to repay a prior Acquisition Loan.

13.5 Disbursements. The Committee shall determine the manner in which the funds of the Plan shall be disbursed in accordance with the Plan and provisions of the trust instrument, including the form of voucher or warrant to be used in making disbursements and the qualifications of persons authorized to approve and sign the same and any other matters incident to the disbursements of such funds.

13.6 Voting of Company Stock. Pursuant to Section 409(e) of the Code, all "Registration-Type" Company Stock allocated to a Participant Account shall be voted by the Trustee in accordance with the instructions of the Participant. If the Company Stock is not a registration-type class of securities pursuant to Section 409(e) of the Code, then Participants are entitled to direct the Trustee concerning voting allocated stock with respect to any corporate matter which involves the approval or disapproval of any corporate merger, consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets or similar transaction. The Committee shall direct the voting of such stock in all other matters.

         Company Stock which has not yet been allocated and allocated stock for which no voting direction has been received by Participants in a timely manner shall be voted by the Trustee in the same proportion as Participants vote allocated stock; provided that, in the absence of any voting directions as to allocated stock, (i) the Company's Board of Directors shall direct the Trustee as to the voting of all shares of unallocated stock, (ii) and in the absence of such direction from the Company's Board of Directors, the Trustee shall have sole discretion as to the voting of such shares.

13.7 Dividends. Dividends paid with respect to Qualifying Employer Securities held by the Trust shall be applied as follows:

         (a) The dividends paid with respect to shares which are both purchased with the proceeds of an Acquisition Loan and allocated to the accounts of Participants at the direction of the Plan Committee shall be either (1) paid in cash directly to such Participants or their Beneficiaries, or (2) if paid into the plan, distributed in cash


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

                 to Participants or their Beneficiaries not later than 90 days after the close of Plan Year in which paid, or (3) if permitted by Section 404(k) of the Code, paid into the Plan and used to repay the Acquisition Loan, with shares released thereby allocated to such Participants in an amount proportional to such dividends for the year for which such dividends would have been allocated to such Participants, or (4) in the case of dividends received after December 31, 2001, to the extent permitted by the Plan Committee and if elected by a Participant or Beneficiary, retained in the Trust Fund and invested in additional Shares; provided, however, that the fair market value of said shares is not less than the amount of such dividend that the Participant would have otherwise received; and

         (b) The dividends paid with respect to unallocated shares shall be used to repay the Acquisition Loan.

                 To the extent so applied in either (a) or (b) above, the dividends so paid shall be deductible to the Employer (as permitted under Section 404(k) of the Code) in the taxable year of the Employer in which the dividend is paid or distributed to Participants, or applied to repay the Acquisition Loan.

                                   SECTION 14

                           Obligations of the Employer

14.1 Limited Liability. The Employer shall have no liability in respect to payments or benefits or otherwise under the Plan, and the Employer shall have no liability in respect to the administration of the Trust or of the funds, securities or other assets paid over to the Trustees, and each Participant, each contingent Participant, and each beneficiary shall look solely to such Trust Fund for any payments or benefits under the Plan.

                                   SECTION 15

                                  Miscellaneous

15.1 No Assignment Etc. No benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge and any action by way of anticipating, alienating, selling, transferring, assigning, pledging, encumbering, or charging the same shall be void and of no effect; nor shall any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such benefit, except as specifically provided in the Plan.

15.2 Non-alienation. No benefits under this Plan shall be in any manner anticipated, alienated, sold, transferred, assigned, pledged, encumbered or charged, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such benefits in any manner be liable for or subject to the debts, contracts, liabilities or engagements of the person entitled to such benefits as herein provided for him. The preceding sentence shall also apply to the creation, assignment or recognition of right to any benefit payable with respect to a Participant pursuant to a Domestic Relations Order, unless such order is determined, by the Committee in its sole and absolute discretion, to be a Qualified Domestic Relations Order.

15.3 Procedures Involving Domestic Relations Orders. Upon receiving a Domestic Relations Order, the Plan Administrator shall segregate in a separate account or in an escrow account or separately account for the amounts payable to any person pursuant to such Domestic Relations Order, pending a determination whether such Domestic Relations Order constitutes a Qualified Domestic Relations Order, and shall give notice of the receipt of the Domestic Relations Order to the Participant or Former Participant and each other person affected thereby. If, within 18 months after receipt of such Domestic Relations Order, the Plan Administrator, a court of competent jurisdiction or another appropriate authority determines that such Domestic Relations Order constitutes a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto under the Qualified Domestic Relations Order. If it is determined that the Domestic Relations Order is not a Qualified Domestic Relations Order or if no determination is made within the prescribed 18-month period, the segregated amounts shall be distributed as though the Domestic Relations Order had not been received, and any later determination that such Domestic Relations Order constitutes a Qualified Domestic Relations Order shall be applied only with respect to benefits that remain undistributed on the date of such determination. The Plan Administrator shall be authorized to establish such reasonable administrative procedures as he deems necessary or appropriate to administer this Section 15.3. This Section
         15.3 shall be construed and administered so as to comply with the requirements of section 401(a)(13) of the Code.

15.4 Offset. Notwithstanding anything in the Plan to the contrary, a Participant's, Former Participant's or Beneficiary's Accounts under the Plan may be offset by any amount such Participant, Former Participant or Beneficiary is required or ordered to pay to the Plan if:

                 (a) the order or requirement to pay arises: (i) under a judgment issued on or after August 5, 1997 of conviction for a crime involving the Plan; (ii) under a civil judgment (including a consent order or decree) entered by a court on or after August 5, 1997 in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA; or (iii) pursuant to a settlement agreement entered into on or after August 5, 1997 between the Participant, Former Participant or Beneficiary and one or both of the United States Department of Labor and the Pension Benefit Guaranty Corporation in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA by a fiduciary or any other person; and

                 (b) the judgment, order, decree or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's, Former Participant's or Beneficiary's benefits under the Plan.


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

15.5 No Employment Rights. The establishment of the Plan shall not be construed as conferring any rights upon any Employee or any person for a continuation of employment, and shall not be construed as limiting in any way the right of the Employer to discharge any Employee or to treat without regard to the effect which such treatment might have upon him as a Participant in the Plan.

15.6 Incompetence of Beneficiary. If any person entitled to receive any benefits from the Trust Fund is, in the judgment of the Committee, legally, physically, or mentally incapable of personally receiving and receipting for any distribution, the Committee may instruct the Trustees to make distribution to such other person, persons or institutions as, in the judgment of the Committee are then maintaining or have custody of such distributee.

15.7 Conclusiveness of Committee Decisions. The determination of the Committee as to the identity of the proper payee of any benefit under the Plan and the amount of such benefit properly payable shall be conclusive, and payment in accordance with such determination shall constitute a complete discharge of all obligations on account of such benefit.

15.8 Inability to Locate Beneficiary. In the event an amount is payable from the Trust Fund to a beneficiary or the executor or administrator of any deceased Participant and if, after written notice from the Trustees mailed to such person's last known address as certified to the Trustees by the Committee, such person or such executor or administrator shall not have presented himself to the Trustees within six (6) years after the mailing of such notice, the Trustees shall notify the Committee and the Committee shall instruct the Trustees to distribute such amount due to such beneficiary or such executor or administrator among one or more of the spouse and blood relatives of such deceased person, designated by the Committee.

15.9 Mergers, Etc. In the case of any merger, consolidation with or transfer of assets or liabilities to any other plan, each Participant in the Plan shall, (if the plan is terminated), receive a benefit under this Plan immediately after the merger, consolidation or transfer, which is equal to or greater than the benefit under this Plan he would have been entitled to receive immediately before the merger, consolidation or transfer if the plan had been terminated.

                                   SECTION 16

                                   Amendments

16.1 Amendments. The Company reserves the right at any time, and from time to time, by action of its Board of Directors, to modify or amend in whole or in part any or all of the provisions of the Plan. This right of the Company is subject to the conditions:

         (a) that no modification or amendment may be made which will adversely affect the existing account balances or optional forms of benefits of any Participant or beneficiary; and

         (b) that no part of the assets of the Plan shall, by reason of any modification or amendment, be used for or diverted to, purposes other than for the exclusive benefit of Participants and beneficiaries under the Plan.

16.2 ESOP Status. If the Company amends this Plan to no longer primarily invest in Qualifying Employer Securities, thus ceasing to be an ESOP,
         Section 17.2 will apply.

16.3 Vesting Rule. In the event that the vesting schedule of this Plan is amended, any Participant who has completed at least three (3) Years of Service may elect to have his vested interest determined without regard to such amendment by notifying the Plan Administrator in writing during the election period as hereinafter defined. The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the following dates:

         (a) The date which is sixty (60) days after the day the amendment is adopted;

         (b) The date which is sixty (60) days after the day the amendment becomes effective; or

         (c) The date which is sixty (60) days after the day the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

         Such election shall be available only to an individual who is a Participant at the time such election is made and such election shall be irrevocable.

         If the Plan is amended pursuant to this Section and an Employee is a Participant as of the later of the date the amendment is adopted or the date the amendment becomes effective, then the nonforfeitable percentage of the Participant's Account shall not be less than such percentage when determined under the Plan without regard to the amendment.

                                   SECTION 17

                 Suspension, Discontinuance and Plan Termination

17.1 Permanence. The Employer intends this Plan to be permanent and to qualify under Section 401 of the Internal Revenue Code of 1986, as that statute may from time to time be amended or supplemented. However, the Plan may be discontinued by the Board of Directors, but only upon condition that such action is taken under the Trust Agreement established under the Plan and as such shall render it impossible for any part of the corpus of the Trust or income thereon to be at any time used for, or diverted to, purposes other than for the exclusive benefit of Participants and beneficiaries. Upon termination, partial termination, or upon complete discontinuance of contributions all affected Participants' Accounts shall be considered as fully vested and non-forfeitable and all unallocated assets of the Trust, including but not limited to Employer contributions and unallocated Trust assets and earnings thereon, shall be allocated to the accounts of all Participants as of the next Valuation Date (or if the Plan is being terminated immediately, then on the date of such Plan termination as if it were the next Valuation Date) in accordance with the provisions of the Plan hereof, and shall be applied for the benefit of each such Participant either by a lump-sum distribution, or by the continuance of the Trust and the payments of benefits thereunder in the manner provided in the Plan. After initial qualification by the Internal Revenue Service, there will be no reversion of assets to the Employer under any circumstances. All Participants shall be treated in a uniform and nondiscriminatory manner.

17.2 Cessation of ESOP Status. If this Plan ceases to be an ESOP, the proceeds of an Acquisition Loan will be used within a reasonable time after receipt by the Plan either to acquire Qualifying Employer Securities or to repay the loan or a prior Acquisition Loan. Even if the Plan ceases as an ESOP, any Qualifying Employer Security acquired with the proceeds of an Acquisition Loan will be subject to a put option if the Company Stock is not publicly traded when distributed, or if the Company Stock is subject to a trading limitation when distributed. The put option must be exercisable at least during a 15-month period which begins on the date the Company Stock is subject to the put option is distributed by the Plan. The price at which the put option will be exercisable will be the value of the Company Stock as of the date of exercise or as of the most recent Valuation Date. If the transaction takes place between the Plan and a disqualified person, value will be determined as of the date of the transaction.

17.3 Cash Merger or Sale of the Company. Notwithstanding anything herein to the contrary, in the event that the Company or all of the Company's outstanding Company Stock shall be acquired for cash through merger or sale by an unrelated third party, then the Plan shall automatically be terminated without further action or notice effective on the date of such sale or merger; all Participant Accounts shall be considered fully vested and non-forfeitable as of such date of termination; all Employer contributions, dividends on Company Stock and earnings on Participant Account assets paid to the Trust or earned by the Trust since the most recent Valuation Date shall be allocated to the accounts of all Participants as of the date of termination of the Plan as if it were the next Valuation Date in accordance with the provisions of the Plan; and all funds realized by the Trust with respect to any Financed Shares remaining as collateral on any Acquisition Loans which shall be exchanged for cash in such merger or sale after repayment of all Acquisition Loans shall have been made shall be allocated to the accounts of all Participants pro rata based on the total value of assets allocated to each Participant's Account as a percentage of the total value of assets allocated to all Participant Accounts and held in the Trust as of the date of termination of the Plan. Upon such termination of the Plan and completion of the final accounting and allocation of the Trust assets, all such Participant Accounts which shall account for all Trust assets shall be distributed in a lump-sum to each Participant as soon as administratively feasible.

                                   SECTION 18

                          Inclusion of Other Companies

18.1 Joinder Generally. Any company which is or becomes a subsidiary, Affiliate or associated company of the Employer, may, with the approval of the Board of Directors of the Company, adopt this Plan with respect to its Employees.


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

18.2 Joinder -- Terms and Conditions. With respect to the Employees of any such subsidiary, Affiliate or associated companies which may become included in the Plan, the Board of Directors of the Company shall determine the extent, if any, to which the period of prior employment therewith or with any predecessors thereof shall be recognized as service for the purposes of this Plan.


                                       48